                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 AUGUST 5, 2003
                Date of report (date of earliest event reported)


                            HOUGHTON MIFFLIN COMPANY
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS               333-105746                   04-1456030
(State or other jurisdiction  Commission File Number          (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)


                               222 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116
               (Address of principal executive offices) (Zip Code)


                                 (617) 351-5000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On August 5, 2003, Registrant issued a press release announcing the appointment of a new Chief Executive Officer, a copy of which is attached hereto as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     99.01 Press release dated August 5, 2003 announcing the appointment of a new Chief Executive Officer and Registrant's results for the quarter ended June 30, 2003.

Item 9. (Information Provided Under Item 12, Disclosure of Results of Operations and Financial Condition).

     The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     On August 5, 2003, Registrant issued a press release announcing its financial results for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.01.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2003




                                            HOUGHTON MIFFLIN COMPANY





                                            By: /s/  DAVID R. CARON
                                                -------------------
                                                  David R. Caron
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT LIST

99.01

     Press release dated August 5, 2003 announcing the appointment of a new Chief Executive Officer and Registrant's results for the quarter ended June 30, 2003.